UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 27, 2005
                                                -------------------------------

                      J.P. MORGAN ACCEPTANCE CORPORATION I
                J.P. MORGAN MORTGAGE ACQUISITION CORP. 2005-FLD1
--------------------------------------------------------------------------------

                      J.P. MORGAN ACCEPTANCE CORPORATION I
             (Exact name of registrant as specified in its charter)

        Delaware                   333-121990-05                13-3475488
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)

                                 270 Park Avenue
                            New York, New York 10017
--------------------------------------------------------------------------------
                  (Address of principal executive offices)
                                   (Zip Code)

Registrant's telephone number, including area code   (212) 834-3850
                                                  ------------------------------
                                      N/A
------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of J.P. Morgan Mortgage Acquisition Corp. 2005-FLD1 Asset Backed Pass-Through Certificates, Series 2005-FLD1 pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 2005, among J.P. Morgan Acceptance Corporation I, as Depositor, J.P. Morgan Mortgage Acquisition Corp., as Seller, JPMorgan Chase Bank, N.A. as Securities Administrator and Servicer, and U.S. Bank N.A, as Trustee.

   On December 27, 2005 distributions were made to the certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.1 Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 27, 2005,
                 as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               J.P. Morgan Mortgage Acquisition Corp. 2005-FLD1
               Asset Backed Pass-Through Certificates, Series 2005-FLD1

                     JPMORGAN CHASE BANK, N.A, not in its individual capacity but solely as Securities Administrator and Servicer under the Agreement referred to herein

                     By:     /s/  Diane E. Wallace
                             --------------------------------------------
                     Name:   Diane E. Wallace
                     Title:  Vice President

                     Date:   January 4, 2006

        Exhibit Index

      99.1     Statement to Certificateholders on December 27, 2005



                                  Exhibit 99.1


                J.P. MORGAN MORTGAGE ACQUISITION CORP. 2005-FLD1
                        STATEMENT TO CERTIFICATEHOLDERS
                                December 27, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL             BEGINNING                                                                           ENDING
               FACE              PRINCIPAL                                                   REALIZED  DEFERRED      PRINCIPAL
CLASS         VALUE              BALANCE        PRINCIPAL       INTEREST         TOTAL       LOSSES    INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
A1        493,039,000.00     410,405,058.28    9,832,051.13    1,573,675.40      11,405,726.53     0.00      0.00   400,573,007.15
A2        313,609,000.00     313,609,000.00            0.00    1,241,543.19       1,241,543.19     0.00      0.00   313,609,000.00
A3          6,749,000.00       6,749,000.00            0.00       27,378.44          27,378.44     0.00      0.00     6,749,000.00
M1         41,494,000.00      41,494,000.00            0.00      171,646.85         171,646.85     0.00      0.00    41,494,000.00
M2         38,303,000.00      38,303,000.00            0.00      159,468.16         159,468.16     0.00      0.00    38,303,000.00
M3         22,875,000.00      22,875,000.00            0.00       95,846.25          95,846.25     0.00      0.00    22,875,000.00
M4         20,747,000.00      20,747,000.00            0.00       89,327.36          89,327.36     0.00      0.00    20,747,000.00
M5         18,087,000.00      18,087,000.00            0.00       78,356.90          78,356.90     0.00      0.00    18,087,000.00
M6         18,087,000.00      18,087,000.00            0.00       79,000.00          79,000.00     0.00      0.00    18,087,000.00
M7         15,427,000.00      15,427,000.00            0.00       73,963.89          73,963.89     0.00      0.00    15,427,000.00
M8         15,427,000.00      15,427,000.00            0.00       76,706.47          76,706.47     0.00      0.00    15,427,000.00
M9         12,768,000.00      12,768,000.00            0.00       68,592.53          68,592.53     0.00      0.00    12,768,000.00
M10        11,704,000.00      11,704,000.00            0.00       74,840.58          74,840.58     0.00      0.00    11,704,000.00
P                 100.00             100.00            0.00      306,342.35         306,342.35     0.00      0.00           100.00
R                   0.00               0.00            0.00            0.00               0.00     0.00      0.00             0.00
TOTALS  1,028,316,100.00     945,682,158.28    9,832,051.13    4,116,688.37      13,948,739.50     0.00      0.00   935,850,107.15
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL             BEGINNING                                                                           ENDING
               FACE              NOTIONAL                                                   REALIZED  DEFERRED       NOTIONAL
CLASS         VALUE              BALANCE        PRINCIPAL       INTEREST         TOTAL       LOSSES    INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
C       1,063,959,855.98     981,324,713.46            0.00    1,596,059.86       1,596,059.86     0.00      0.00   971,492,662.33
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------   -----------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                   PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------   -----------------------
                        BEGINNINNG                                                               ENDING                CURRENT PASS-
CLASS     CUSIP         PRINCIPAL         PRINCIPAL         INTEREST              TOTAL        PRINCIPAL        CLASS    THRU RATE
------------------------------------------------------------------------------------------   -------------   -----------------------
A1        46626LAQ3     832.39877227    19.94173104          3.19178686         23.13351790      812.45704123     A1     4.313750 %
A2        46626LAR1   1,000.00000000     0.00000000          3.95888890          3.95888890    1,000.00000000     A2     4.453750 %
A3        46626LAS9   1,000.00000000     0.00000000          4.05666617          4.05666617    1,000.00000000     A3     4.563750 %
M1        46626LAT7   1,000.00000000     0.00000000          4.13666675          4.13666675    1,000.00000000     M1     4.653750 %
M2        46626LAU4   1,000.00000000     0.00000000          4.16333342          4.16333342    1,000.00000000     M2     4.683750 %
M3        46626LAV2   1,000.00000000     0.00000000          4.19000000          4.19000000    1,000.00000000     M3     4.713750 %
M4        46626LAW0   1,000.00000000     0.00000000          4.30555550          4.30555550    1,000.00000000     M4     4.843750 %
M5        46626LAX8   1,000.00000000     0.00000000          4.33222204          4.33222204    1,000.00000000     M5     4.873750 %
M6        46626LAY6   1,000.00000000     0.00000000          4.36777796          4.36777796    1,000.00000000     M6     4.913750 %
M7        46626LAZ3   1,000.00000000     0.00000000          4.79444416          4.79444416    1,000.00000000     M7     5.393750 %
M8        46626LBA7   1,000.00000000     0.00000000          4.97222208          4.97222208    1,000.00000000     M8     5.593750 %
M9        46626LBB5   1,000.00000000     0.00000000          5.37222196          5.37222196    1,000.00000000     M9     6.043750 %
M10       46626LBC3   1,000.00000000     0.00000000          6.39444463          6.39444463    1,000.00000000     M10    7.193750 %
P         N/A         1,000.00000000     0.00000000  3,063,423.50000000  3,063,423.50000000    1,000.00000000     P      0.000000 %
TOTALS                  919.64149767     9.56131206          4.00332969         13.56464175      910.08018561
-----------------------------------------------------------------------------------------   -------------   -----------------------
                        BEGINNINNG                                                               ENDING               CURRENT PASS-
CLASS     CUSIP         NOTIONAL         PRINCIPAL          INTEREST              TOTAL          NOTIONAL       CLASS    THRU RATE
------------------------------------------------------------------------------------------   -------------   -----------------------
C         N/A           922.33246202     0.00000000          1.50011286          1.50011286      913.09146381     C      0.000000 %
------------------------------------------------------------------------------------------   -------------   -----------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                                Patrick B. Okas
                 JPMorgan Chase Bank, N.A. - ITS - Global Debt
                              4 NYP, 6th Floor, ,
                            New York, New York 10004
                              Tel: (212) 623-4469
                              Fax: (212) 623-5858

Principal Funds:
                          Scheduled Principal Payments                                                               284,169.00
                          Principal Prepayments                                                                      9,501,209.22
                          Curtailments                                                                               45,481.94
                          Cutailment Interest Adjustments                                                            -646.14
                          Repurchase Principal                                                                       0.00
                          Substitution Amounts                                                                       0.00
                          Net Liquidation Proceeds                                                                   0.00
                          Other Principal Adjustments                                                                0.00
                          Nonrecoverable Principal Advances                                                          157.19

Interest Funds:
                          Gross Interest                                                                             5,824,001.01
                          Servicing Fees                                                                             408,850.59
                          Trustee Fees includes Custodian Fees                                                       4,088.85
                          Nonrecoverable Interest Advances                                                           2,661.40

Total Available Remittance Amount                                                                                    15,238,457.00
                          Principal Remittance Amount                                                                9,830,056.83
                          Interest Remittance Amount                                                                 5,408,400.17

Prepayment Penalties:
                          Number of Loans Prepaid with Respect to which Prepayment Penalties were Collected          58
                          Balance of Loans Prepaid with Respect to which Prepayment Penalties were Collected         5,753,640.19
                          Amount of Prepayment Penalties Collected                                                   306,342.35

Pool Detail:
                          Beginning Number of Loans Outstanding                                                      5,463
                          Ending Number of Loans Outstanding                                                         5,414

                          Beginning Aggregate Loan Balance                                                           981,324,713.46
                          Ending Aggregate Loan Balance                                                              971,492,662.33

                          Current Advances                                                                           0.00
                          Aggregate Advances                                                                         0.00

                          Weighted Average Net Mortgage Rate                                                         6.61685%
                          Weighted Average Maturity                                                                  345

                                   Delinquent Mortgage Loans
                                   Group  1
                                   Category        Number                      Principal Balance           Percentage
                                   1 Month                 134                     20,375,716.87           2.10 %
                                   2 Month                  49                      6,546,036.31           0.67 %
                                   3 Month                  19                      1,935,968.60           0.20 %
                                   Total                   202                     28,857,721.78           2.97 %
                                               * Delinquent Bankruptcies and Foreclosures are not included in the table above.

                                      Bankruptcies
                                      Group          Number of            Principal Balance             Percentage
                                      Number         Loans

                                            1          35              5,028,116.18                   0.52%

                                               Bankruptcy Reporting:
                          Number of Bankruptcy Loans that are Current                                   19
                          Principal Balance of Bankruptcy Loans that are Current                        2,453,232.28
                          Number of Bankruptcy Loans that are 1 Month Delinquent                        2
                          Principal Balance of Bankruptcy Loans that are 1 Month Delinquent             204,333.32
                          Number of Bankruptcy Loans that are 2 Months Delinquent                       3
                          Principal Balance of Bankruptcy Loans that are 2 Months Delinquent            1,008,951.50
                          Number of Bankruptcy Loans that are 3+ Months Delinquent                      11
                          Principal Balance of Bankruptcy Loans that are 3+ Months Delinquent           1,361,599.08
                          Total Number of Bankruptcy Loans                                              35
                          Total Principal Balance of Bankruptcy Loans                                   5,028,116.18

                                         Foreclosures
                                         Group                Number of               Principal Balance       Percentage
                                         Number               Loans

                                               1                        44                 6,527,023.44             0.67%

                                            Foreclosure Reporting:
                          Number of Foreclosure Loans that are Current                                           0
                          Principal Balance of Foreclosure Loans that are Current                                0.00
                          Number of Foreclosure Loans that are 1 Month Delinquent                                0
                          Principal Balance of Foreclosure Loans that are 1 Month Delinquent                     0.00
                          Number of Foreclosure Loans that are 2 Months Delinquent                               5
                          Principal Balance of Foreclosure Loans that are 2 Months Delinquent                    855,678.37

                          Number of Foreclosure Loans that are 3+ Months Delinquent                              39
                          Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                   5,671,345.07
                          Total Number of Foreclosure Loans                                                      44
                          Total Principal Balance of Foreclosure Loans                                           6,527,023.44

                                      REO Properties
                                      Group                        Number of              Principal Balance     Percentage
                                      Number                       Loans

                                            1                            0                        0.00           0.00%

                                      REO Reporting:
                          Number of REO Loans that are Current                                                   0
                          Principal Balance of REO Loans that are Current                                        0.00
                          Number of REO Loans that are 1 Month Delinquent                                        0
                          Principal Balance of REO Loans that are 1 Month Delinquent                             0.00
                          Number of REO Loans that are 2 Months Delinquent                                       0
                          Principal Balance of REO Loans that are 2 Months Delinquent                            0.00
                          Number of REO Loans that are 3+ Months Delinquent                                      0
                          Principal Balance of REO Loans that are 3+ Months Delinquent                           0.00
                          Total Number of REO Loans                                                              0
                          Total Principal Balance of REO Loans                                                   0.00

                                         Mortgage Loans Payoffs occured in this Distribution
                                         Group                     Number of                    Principal Balance   Percentage
                                         Number                    Loans

                                               1                       49                      9,503,046.32             0.98%
                                         Total                         49                      9,503,046.32             0.98%

                         Realized Loss by Group

                         Group Number  Current Loss  Cumulative Loss  Ending Balance       Balance of          Net Liquidation
                                                                                           Liquidated Loans    Proceeds
                         1                 1,837.10      1,837.10        971,492,662.33           0.00                 0.00
Loss Detail:

                          Current Realized Losses - Reduced by Recoveries                                              1,837.10
                          Cumulative Realized Losses - Reduced by Recoveries                                           1,837.10

                          Current Applied Losses                                                                       0.00
                          Cumulative Applied Losses                                                                    0.00

Trigger Event                                                                                                          YES
                          TEST I - Trigger Event Occurrence                                                            NO
                          ( Delinquency % > 34% of of Senior Enhancement Percetage ?)
                          34% of Senior Enhancement Percetage                                                          8.76901%
                          OR
                          TEST II - Trigger Event Occurrence                                                           YES
                          (Are Cumulative Realized Losses as % of Original Loan Bal > Required Cumulative Loss % ?)
                          Cumulative Realized Losses as % of Original Loan Bal                                         0.00017%
                          Required Cumulative Loss %                                                                   0.00000%

O/C Reporting
                          Targeted Overcollateralization Amount                                                        35,642,655.18
                          Ending Overcollateralization Amount                                                          35,642,655.18
                          Ending Overcollateralization Deficiency                                                      0.00
                          Overcollateralization Release Amount                                                         0.00
                          Monthly Excess Interest                                                                      1,608,358.43
                          Payment to Class C                                                                           1,596,059.86

Certificate Interest Shortfall Detail:
Interest Carry Forward:
                          Interest Carryforward Balance with respect to such Distribution Date
                                                                                  Class A-1                            0.00
                                                                                  Class A-2                            0.00
                                                                                  Class A-3                            0.00
                                                                                  Class M-1                            0.00
                                                                                  Class M-2                            0.00
                                                                                  Class M-3                            0.00
                                                                                  Class M-4                            0.00
                                                                                  Class M-5                            0.00
                                                                                  Class M-6                            0.00
                                                                                  Class M-7                            0.00
                                                                                  Class M-8                            0.00
                                                                                  Class M-9                            0.00
                                                                                  Class M-10                           0.00

                          Interest Carryforward Amount Paid This Period                                                0.00
                                                                                  Class A-1                            0.00
                                                                                  Class A-2                            0.00
                                                                                  Class A-3                            0.00
                                                                                  Class M-1                            0.00
                                                                                  Class M-2                            0.00
                                                                                  Class M-3                            0.00
                                                                                  Class M-4                            0.00
                                                                                  Class M-5                            0.00
                                                                                  Class M-6                            0.00
                                                                                  Class M-7                            0.00
                                                                                  Class M-8                            0.00
                                                                                  Class M-9                            0.00
                                                                                  Class M-10                           0.00

                          Interest Carryforward Amount Occured This Period                                             0.00
                                                                                  Class A-1                            0.00
                                                                                  Class A-2                            0.00
                                                                                  Class A-3                            0.00
                                                                                  Class M-1                            0.00
                                                                                  Class M-2                            0.00
                                                                                  Class M-3                            0.00
                                                                                  Class M-4                            0.00
                                                                                  Class M-5                            0.00
                                                                                  Class M-6                            0.00
                                                                                  Class M-7                            0.00
                                                                                  Class M-8                            0.00
                                                                                  Class M-9                            0.00
                                                                                  Class M-10                           0.00
                          Remaining Interest Carryforward Amount
                                                                                  Class A-1                            0.00
                                                                                  Class A-2                            0.00
                                                                                  Class A-3                            0.00
                                                                                  Class M-1                            0.00
                                                                                  Class M-2                            0.00
                                                                                  Class M-3                            0.00
                                                                                  Class M-4                            0.00
                                                                                  Class M-5                            0.00
                                                                                  Class M-6                            0.00
                                                                                  Class M-7                            0.00
                                                                                  Class M-8                            0.00
                                                                                  Class M-9                            0.00
                                                                                  Class M-10                           0.00

Net Wac Reserve Fund Account:

                          Beginning Balance                                                                            1,000.00
                          Additions to the Net Wac Reserve Fund                                                        10,304.28
                          Divident Earnings on the Net Wac Reserve Fund                                                0.00
                          Withdrawals from the Net Wac Reserve Fund                                                    10,304.28
                          Ending Balance                                                                               1,000.00
Net Wac Reserve Carryover:
                          Interest Carryover Balance with respect to such Distribution Date
                                                                                  Class A-1                            0.00
                                                                                  Class A-2                            0.00
                                                                                  Class A-3                            0.00
                                                                                  Class M-1                            0.00
                                                                                  Class M-2                            0.00
                                                                                  Class M-3                            0.00
                                                                                  Class M-4                            0.00
                                                                                  Class M-5                            0.00
                                                                                  Class M-6                            0.00
                                                                                  Class M-7                            0.00
                                                                                  Class M-8                            0.00
                                                                                  Class M-9                            0.00
                                                                                  Class M-10                           0.00

                          Interest Carryover Amount Occured This Period
                                                                                  Class A-1                            0.00
                                                                                  Class A-2                            0.00
                                                                                  Class A-3                            0.00
                                                                                  Class M-1                            0.00
                                                                                  Class M-2                            0.00
                                                                                  Class M-3                            0.00
                                                                                  Class M-4                            0.00
                                                                                  Class M-5                            0.00
                                                                                  Class M-6                            0.00
                                                                                  Class M-7                            0.00
                                                                                  Class M-8                            0.00
                                                                                  Class M-9                            0.00
                                                                                  Class M-10                           10,304.28

                          Interest Carryover Amount Paid This Period
                                                                                  Class A-1                            0.00
                                                                                  Class A-2                            0.00
                                                                                  Class A-3                            0.00
                                                                                  Class M-1                            0.00
                                                                                  Class M-2                            0.00
                                                                                  Class M-3                            0.00
                                                                                  Class M-4                            0.00
                                                                                  Class M-5                            0.00
                                                                                  Class M-6                            0.00
                                                                                  Class M-7                            0.00
                                                                                  Class M-8                            0.00
                                                                                  Class M-9                            0.00
                                                                                  Class M-10                           10,304.28

                         Remaining Interest Carryover Amount
                                                                                  Class A-1                            0.00
                                                                                  Class A-2                            0.00
                                                                                  Class A-3                            0.00
                                                                                  Class M-1                            0.00
                                                                                  Class M-2                            0.00
                                                                                  Class M-3                            0.00
                                                                                  Class M-4                            0.00
                                                                                  Class M-5                            0.00
                                                                                  Class M-6                            0.00
                                                                                  Class M-7                            0.00
                                                                                  Class M-8                            0.00
                                                                                  Class M-9                            0.00
                                                                                  Class M-10                           0.00
Non-Supported Interest Shortfall:
                          Net Prepayment Interest Shortfall Allocated to Class A-1                                     0.00
                          Net Prepayment Interest Shortfall Allocated to Class A-2                                     0.00
                          Net Prepayment Interest Shortfall Allocated to Class A-3                                     0.00
                          Net Prepayment Interest Shortfall Allocated to Class M-1                                     0.00
                          Net Prepayment Interest Shortfall Allocated to Class M-2                                     0.00
                          Net Prepayment Interest Shortfall Allocated to Class M-3                                     0.00
                          Net Prepayment Interest Shortfall Allocated to Class M-4                                     0.00
                          Net Prepayment Interest Shortfall Allocated to Class M-5                                     0.00
                          Net Prepayment Interest Shortfall Allocated to Class M-6                                     0.00
                          Net Prepayment Interest Shortfall Allocated to Class M-7                                     0.00
                          Net Prepayment Interest Shortfall Allocated to Class M-8                                     0.00
                          Net Prepayment Interest Shortfall Allocated to Class M-9                                     0.00
                          Net Prepayment Interest Shortfall Allocated to Class M-10                                    0.00
                          Net Prepayment Interest Shortfall Allocated to Class C                                       0.00

                          Relief Act Interest Shortfall Allocated to Class A-1                                         0.00
                          Relief Act Interest Shortfall Allocated to Class A-2                                         0.00
                          Relief Act Interest Shortfall Allocated to Class A-3                                         0.00
                          Relief Act Interest Shortfall Allocated to Class M-1                                         0.00
                          Relief Act Interest Shortfall Allocated to Class M-2                                         0.00
                          Relief Act Interest Shortfall Allocated to Class M-3                                         0.00
                          Relief Act Interest Shortfall Allocated to Class M-4                                         0.00
                          Relief Act Interest Shortfall Allocated to Class M-5                                         0.00
                          Relief Act Interest Shortfall Allocated to Class M-6                                         0.00
                          Relief Act Interest Shortfall Allocated to Class M-7                                         0.00
                          Relief Act Interest Shortfall Allocated to Class M-8                                         0.00
                          Relief Act Interest Shortfall Allocated to Class M-9                                         0.00
                          Relief Act Interest Shortfall Allocated to Class M-10                                        0.00
                          Relief Act Interest Shortfall Allocated to Class C                                           0.00

Available Net Funds Cap to Libor Certificates                                                                          6.203293

One-Month LIBOR for Such Distribution Date                                                                             4.193750

LIBOR Certificates, the Uncapped Pass-Through Rate for Such Distribution Date
                          Class A-1                                                                                    4.313750
                          Class A-2                                                                                    4.453750
                          Class A-3                                                                                    4.563750
                          Class M-1                                                                                    4.653750
                          Class M-2                                                                                    4.683750
                          Class M-3                                                                                    4.713750
                          Class M-4                                                                                    4.843750
                          Class M-5                                                                                    4.873750
                          Class M-6                                                                                    4.913750
                          Class M-7                                                                                    5.393750
                          Class M-8                                                                                    5.593750
                          Class M-9                                                                                    6.043750
                          Class M-10                                                                                   7.193750


Reduction of Certificate Principal Amounts due to Applied Loss Amounts
Deferred Amounts Detail:
                          Deferred Amount with respect to such Distribution Date
                                                                                  Class M-1                            0.00
                                                                                  Class M-2                            0.00
                                                                                  Class M-3                            0.00
                                                                                  Class M-4                            0.00
                                                                                  Class M-5                            0.00
                                                                                  Class M-6                            0.00
                                                                                  Class M-7                            0.00
                                                                                  Class M-8                            0.00
                                                                                  Class M-9                            0.00
                                                                                  Class M-10                           0.00

                          Deferred Amount Paid This Period                                                             0.00
                                                                                  Class M-1                            0.00
                                                                                  Class M-2                            0.00
                                                                                  Class M-3                            0.00
                                                                                  Class M-4                            0.00
                                                                                  Class M-5                            0.00
                                                                                  Class M-6                            0.00
                                                                                  Class M-7                            0.00
                                                                                  Class M-8                            0.00
                                                                                  Class M-9                            0.00
                                                                                  Class M-10                           0.00

                          Deferred Amount Occured This Period                                                          0.00
                                                                                  Class M-1                            0.00
                                                                                  Class M-2                            0.00
                                                                                  Class M-3                            0.00
                                                                                  Class M-4                            0.00
                                                                                  Class M-5                            0.00
                                                                                  Class M-6                            0.00
                                                                                  Class M-7                            0.00
                                                                                  Class M-8                            0.00
                                                                                  Class M-9                            0.00
                                                                                  Class M-10                           0.00

                          Remaining Deferred Amount
                                                                                  Class M-1                            0.00
                                                                                  Class M-2                            0.00
                                                                                  Class M-3                            0.00
                                                                                  Class M-4                            0.00
                                                                                  Class M-5                            0.00
                                                                                  Class M-6                            0.00
                                                                                  Class M-7                            0.00
                                                                                  Class M-8                            0.00
                                                                                  Class M-9                            0.00
                                                                                  Class M-10                           0.00

                          Beginning Balance                                                                            0.00
                          Additions to the Interest Rate Cap                                                           0.00
                          Withdrawals from the Interest Rate Cap                                                       0.00
                          Ending Balance                                                                               0.00

Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.